SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 25, 2013 (February 4, 2013)

HONDO MINERALS CORPORATION
 (Exact name of registrant as specified in its charter)

Nevada	333-161868	26-1240056
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
15303 N. Dallas Parkway, Suite 1050
Addison, Texas 75001
(Address of principal executive offices)

(214) 444-7444
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

On February 4, 2013, the Arizona Department of Environmental Quality (“ADEQ”) issued a Permit Determination Letter to Hondo Minerals Corporation, a Nevada corporation (the “Company”), to advise the Company that its Tennessee Mine facility located in the Wallapai Mining District near Chloride, Mohave County, Arizona is not subject to any standards or other requirements under Sections 111 or 112 of the Clean Air Act, does not have the potential to emit air pollutants above significance levels, and does not require an Air Quality Control Permit.  A true and correct copy of the Letter dated February 4, 2013 is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Additionally, on February 7, 2013, the ADEQ issued a letter to the Company to announce that it has closed the Notice of Violation (“NOV”) issued to the Company on June 11, 2012 and will not proceed with any further action against the Company in regards to this matter.  A true and correct copy of the Letter dated February 7, 2013 is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

ITEM 9.01                      FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit Number	Description
99.1	ADEQ Permit Determination Letter dated February 4, 2013
99.2	ADEQ Closure of Notice of Violation dated February 7, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HONDO MINERALS CORPORATION

Date: February 25, 2013	By:	/s/ William R. Miertschin
Name: William R. Miertschin
Title: President and Chief Executive Officer